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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                               June 12, 1996
                     --------------------------------
                     (Date of earliest event reported)



                     Cole Taylor Financial Group, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



     Delaware                      0-23854             36-3235321
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(State or other jurisdiction   (Commission           (I.R.S. Employer
 of incorporation)             File Number)       Identification Number)




350 East Dundee Road, Suite 300
Wheeling, Illinois                                     60090-3199
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(Address of principal executive offices)                 (Zip Code)




                              (847) 537-0020
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           (Registrant's telephone number, including area code)
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     ITEM 5.   Other Events.
               -------------


     On June 12, 1996, Cole Taylor Financial Group, Inc. (the "Company") entered into a Share Exchange Agreement (the "Share Exchange Agreement") among the Company and certain members of the Taylor family. The Share Exchange Agreement is attached as an exhibit hereto and the full text of the Share Exchange Agreement is incorporated herein by reference.

     On June 13, 1996, the Company issued a press release announcing the transactions contemplated by the Share Exchange Agreement. The press release is attached as an exhibit hereto and the full text of the press release is incorporated herein by reference.

     ITEM 7.     Financial Statements, Pro Forma Financial Information
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                 and Exhibits.
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Exhibit No.              Exhibit
- -----------              -------

99(c)(1)                 Press Release dated June 13, 1996.

99(c)(2) Share Exchange Agreement dated as of June 12, 1996 among Cole Taylor Financial Group, Inc. and certain members of the Taylor family.
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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COLE TAYLOR FINANCIAL GROUP, INC.
                                   (Registrant)



Date:  June 19, 1996               By: /s/ James I. Kaplan
                                       ------------------------
                                        James I. Kaplan
                                        General Counsel and
                                        Corporate Secretary
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                               EXHIBIT INDEX

Exhibit No.              Exhibit
- -----------              --------

99(c)(1)                 Press Release dated June 13, 1996.

99(c)(2) Share Exchange Agreement dated as of June 12, 1996 among Cole Taylor Financial Group, Inc. and certain members of the Taylor family.